EXHIBIT 99.2

BEAR STEARNS                                      BEAR STEARNS & CO. INC.
ATLANTA-BEIJING-BOSTON-BUENOS AIRES              ASSET-BACKED SECURITIES GROUP
CHICAGO-DALLAS-DUBLIN-GENEVA-HONG KONG           245 PARK AVENUE
LONDON-LOS ANGELES-LUGANO-NEW YORK               NEW YORK, NEW YORK 10167
PARIS-SAN FRANCISCO-SAO PAOLO                (212) 272-2000; (212) 272-7294 FAX
SHANGAI-SINGAPORE-TOKYO-WASHINGTON, D.C.

                THE MONEY STORE RESIDENTIAL TRUST SERIES 1997-1
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Fax to:                                                         DATE:  9/22/97
COMPANY:                                       # PAGES (incl. cover):  7
FAX NO:                                                     PHONE NO:
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FROM:                                                       PHONE NO:
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      STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
                             AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                    THE MONEY STORE RESIDENTIAL TRUST 1997-1


SECURITIES OFFERED:

TO MATURITY:

----------------------------------------------------------------------------------------------------------------------------------
                                                Approx.    Estimated    Prin. Pmt.  Expected    Stated    Expected
                Approx.      % of               Expected    WAL/MDUR      Window     Final       Final     Ratings
     Notes      Size ($)     Total   Benchmark  Price       (yrs)       (months)    Maturity    Maturity  S&P/Fitch
----------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)  114,676,000   38.2   1 Yr Tsy    100.000%    1.01/0.94      1 - 25   10/15/99   4/15/06    AAA/AAA
Class A-2 (1)   64,708,000   21.6   3 Yr Tsy    100.000%    3.00/2.64     25 - 50   11/15/01   6/15/10    AAA/AAA
Class A-3 (1)   49,602,000   16.5     Curve     100.000%    5.56/4.48     50 - 88    1/15/05   8/15/12    AAA/AAA
Class M-1 (1)   29,710,000    9.9   10 Yr Tsy   100.000%    9.26/6.57     88 - 140   5/15/09   7/15/16     AA/AA
Class M-2 (1)   17,391,000    5.8   10 Yr Tsy   100.000%   14.08/8.39    140 - 227   8/15/16   2/15/29      A/A
Class B(1)      23,913,000    8.0      Curve    100.000%    8.01/5.60     47 - 227   8/15/16   2/15/29    BBB/BBB
----------------------------------------------------------------------------------------------------------------------------------


TO 10% CALL:
----------------------------------------------------------------------------------------------------------------------------------
                                                Approx.    Estimated    Prin. Pmt.  Expected    Stated    Expected
                Approx.      % of               Expected    WAL/MDUR      Window     Final       Final     Ratings
     Notes      Size ($)     Total   Benchmark  Price       (yrs)       (months)    Maturity    Maturity  S&P/Fitch
----------------------------------------------------------------------------------------------------------------------------------
Class M-1 (1)   29,710,000   9.9     10 Yr Tsy  100.000%    9.23/6.56     88 - 134  11/15/08    7/15/16    AA/AA
Class M-2 (1)   17,391,000   5.8     10 Yr Tsy  100.000%   11.12/7.31    134 - 134  11/15/08    2/15/29     A/A
Class B-1       23,913,000   8.0       Curve    100.000%    7.49/5.41     47 - 134  11/15/08    2/15/29    BBB/BBB
----------------------------------------------------------------------------------------------------------------------------------


(1) PREPAYMENTS ARE 1.4% CPR IN MONTH ONE INCREASING BY 1.4% CPR EACH MONTH TO 14% CPR BY MONTH 10, REMAINING AT 14% CPR SUBSEQUENT
    TO MONTH 10 ("14% HEP").

Receipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    THE MONEY STORE RESIDENTIAL TRUST 1997-1

SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY


----------------------------------------------------------------------------------------------------------------------------------
%HEP                               0.0%           7.0%           11.0%         14.0%          17.0%          21.0%        28.0%
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-1
Avg. Life (yrs)                    3.08           1.46           1.15           1.01           0.91           0.82         0.69
Mod Duration (yrs)                 2.60           1.33           1.07           0.94           0.86           0.77         0.65
Window (begin-end) (mths)         1 - 82         1 - 41          1 - 30        1 - 25          1 - 22         1 - 19      1 - 16
Expected Final Maturity           7/15/04        2/15/01         3/15/00       10/15/99       7/15/99        4/15/99     1/15/99
Yield @ 100.000%                   6.32           6.23           6.18           6.15           6.13           6.09         6.04

CLASS A-2
Avg. Life (yrs)                    9.29           4.73           3.58           3.00           2.57           2.16         1.72
Mod Duration (yrs)                 6.75           3.94           3.09           2.64           2.29           1.95         1.58
Window (begin-end)(mths)         82 - 141        41 - 75        30 - 59       25 - 50        22 - 42        19 - 35      16 - 27
Expected Final Maturity          6/15/09        12/15/03         8/15/02       11/15/01       3/15/01        8/15/00    12/15/99
Yield @ 100.000%                   6.49           6.46           6.45           6.43           6.42           6.40         6.37

CLASS A-3
Avg. Life (yrs)                   13.40           8.43           6.53           5.56           4.81            3.98        2.86
Mod Duration (yrs)                 8.57           6.21           5.10           4.48           3.97            3.37        2.51
Window (begin-end)(mths)         141 - 180      75 - 134       59 - 105       50 - 88         42 - 77        35 - 65     27 - 47
Expected Final Maturity          9/15/12        11/15/08       6/15/06        1/15/05         2/15/04        2/15/03      8/15/01
Yield @ 100.000%                   6.73           6.72           6.71          6.71            6.70            6.69        6.66

CLASS M-1
Avg. Life (yrs)                   16.57          12.88          10.74           9.26           8.01            6.71        4.97
Mod Duration (yrs)                 9.50           8.21           7.29           6.57           5.92            5.17        4.05
Window (begin-end)(mths)         180 - 226      134 - 177      105 - 158      88 - 140        77 - 124       65 - 104     47 - 78
Expected Final Maturity           7/15/16        6/15/12       11/15/10        5/15/09        1/15/08        5/15/06      3/15/04
Yield @ 100.000%                   7.04           7.04           7.04           7.03           7.03            7.02        7.01

CLASS M-2
Avg. Life (yrs)                   21.10          17.23          15.38          14.08          12.08           11.17         8.62
Mod Duration (yrs)                10.26           9.35           8.81           8.39           7.93            7.27         6.09
Window (begin-end)(mths)         226 - 903      177 - 927      158 - 238     140 - 227      124 - 211       104 - 189    78 - 161
Expected Final Maturity           6/15/22        6/15/20        7/15/17        8/15/16        4/15/15        6/15/13      2/15/11
Yield @ 100.000%                   7.53           7.53           7.52           7.52           7.52            7.52         7.51
----------------------------------------------------------------------------------------------------------------------------------

Receipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    THE MONEY STORE RESIDENTIAL TRUST 1997-1

SENSITIVITY ANALYSIS (CONTINUED)


                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS


TO MATURITY


----------------------------------------------------------------------------------------------------------------------------------
%HEP                          0.0%           7.0%           11.0%          14.0%          17.0%          21.0%          28.0%
----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Avg. Life (yrs)               15.53          11.19           9.20           8.01           7.09           6.27          5.66
Mod Duration (yrs)             8.79           7.12           6.20           5.60           5.11           4.67          4.35
Window (begin-end) (mths)    136 - 903      73 - 927       56 - 238       47 - 227       41 - 211       37 - 189      39 - 161
Expected Final Maturity       6/15/22        6/15/20        7/15/17        8/15/16        4/15/15        6/15/13       2/15/11
Yield @ 100.000%               7.53           7.53           7.52           7.52           7.51           7.51          7.50

TO 10% CLEANUP CALL


----------------------------------------------------------------------------------------------------------------------------------
%HEP                          0.0%           7.0%           11.0%          14.0%          17.0%          21.0%          28.0%
----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1
Avg. Life (yrs)               16.55          12.87          10.72           9.23           7.99           6.69           4.96
Mod Duration (yrs)             9.50           8.21           7.28           6.56           5.91           5.16           4.05
Window (begin-end) (mths)   180 - 221      134 - 173      105 - 152       88 - 134       77 - 118       65 - 99        47 - 77
Expected Final Maturity      2/15/16         2/15/12        5/15/10        11/15/08       7/15/07       12/15/05        2/15/04
Yield @ 100.000%               7.04           7.04           7.04           7.03           7.03           7.02           7.01

CLASS M-2
Avg. Life (yrs)               18.38          14.38          12.62          11.12           9.79           8.21           6.38
Mod Duration (yrs)             9.68           8.53           7.91           7.31           6.71           5.93           4.90
Window (begin-end) (mths)   221 - 221      173 - 173       152 - 152      134 - 134      118 - 118       99 - 99        77 - 77
Expected Final Maturity      2/15/16         2/15/12        5/15/10        11/15/08       7/15/07       12/15/05        2/15/04
Yield @ 100.000%               7.53           7.52           7.52           7.52           7.51           7.51           7.50

CLASS B
Avg. Life (yrs)               15.06          10.69           8.72           7.49           6.56           5.70            5.03
Mod Duration (yrs)             8.68           6.98           6.04           5.41           4.90           4.41            4.01
Window (begin-end) (mths)   136 - 221       73 - 173       56 - 152        47 - 134      41 - 118        37 - 99        39 - 77
Expected Final Maturity       2/15/16        2/15/12        5/15/10        11/15/08       7/15/07        12/15/05       2/15/04
Yield @ 100.000%               7.53           7.53           7.52           7.51           7.51           7.50            7.50
----------------------------------------------------------------------------------------------------------------------------------

Receipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    THE MONEY STORE RESIDENTIAL TRUST 1997-1

COLLATERAL SUMMARY

Collateral statistics for the Initial Loans are listed below as of the Cut-Off
Date.



                                                                           Product Type
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Secured HLTV             Unsecured
                                           TOTAL                  HLTV HELs           HI/FHA Loans          HI/FHA Loans
----------------------------------------------------------------------------------------------------------------------------------

Total No. of Loans                        17,090                      3,489                   3,321              10,280

Total Current Balance            $215,665,310.30            $101,623,530.72          $69,281,729.16      $44,760,050.42

Avg. Current Balance                  $12,619.39                 $29,126.84              $20,861.71           $4,354.09

Balloon / Level Pay               0.30% / 99.70%             0.62% / 99.38%         0.00% / 100.00%       0.02% / 99.98%

WA Coupon                                 14.11%                     14.28%                  13.15%              15.22%

WA Original Term                            194                        205                     240                 100

Original Term Ranges
  1 - 60                                   6.16%                      0.09%                   0.49%              28.70%
  61 - 120                                15.97%                      2.11%                   7.56%              60.46%
  121 - 180                               34.95%                     57.31%                  18.69%               9.34%
  181 - 240                               30.32%                     38.31%                  37.66%               0.84%
  241 - 300                               11.79%                      0.46%                  35.60%               0.67%
  301 - 360                                0.81%                      1.72%                     --                  --

WA Remaining Term                           191                        204                     237                  92

WA CLTV                                  112.46%                    115.71%                 107.68%                 --

Junior Mortgage Ratio                     41.06%                     28.44%                  20.96%                 --

Lien Position
  1                                        1.69%                      2.78%                   0.10%                 --
  2                                       94.07%                     97.22%                  89.44%                 --
  3                                        4.24%                        --                  10.46%                  --

Property Type
  Single Family  Detached                 96.08%                     94.17%                  96.90%            99.12%
  PUD/Condo/Townhouse                      2.18%                      3.91%                   1.04%             0.03%

  2 - 4 Family                             0.83%                      1.20%                   0.79%             0.02%
  Other                                    0.91%                      0.71%                   1.27%             0.83%

Occupancy Status
  Primary Home                            99.30%                     99.62%                  99.36%            98.49%
  Second Home                              0.46%                      0.09%                   0.34%             1.49%
  Investment                               0.23%                      0.29%                   0.30%                --
----------------------------------------------------------------------------------------------------------------------------------

Receipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                    THE MONEY STORE RESIDENTIAL TRUST 1997-1


COLLATERAL SUMMARY (CONTINUED)



                                                                           Product Type
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Secured HLTV             Unsecured
                                       TOTAL                 HLTV HELs            HI/FHA Loans          HI/FHA Loans
----------------------------------------------------------------------------------------------------------------------------------

Geographic
Distribution *
                                CA - 20.83%                 CA - 7.55%              CA - 38.79%                CA - 23.17%
                                 FL - 5.26%                 PA - 6.64%               NV - 6.21%                 FL - 9.03%
                                 PA - 5.07%                 WA - 6.52%               NY - 5.14%                 TX - 6.06%
                                                            IL - 5.30%

Product Type
  HLTV HELs                          47.12%                    100.00%                       --                         --
  Secured HLTV HI                    24.56%                         --                   76.44%                         --

  Unsecured HI                       20.46%                         --                        --                     98.60%
  Secured HLTV FHA                    7.57%                         --                    23.56%                         --

  Unsecured FHA                       0.29%                         --                        --                      1.40%

Delinquency
  Current                            99.26%                     99.92%                    98.71%                     98.61%
  30 - 59 days                        0.74%                      0.08%                     1.29%                      1.39%

WA FICO                                 656                        674                      623                        667
----------------------------------------------------------------------------------------------------------------------------------




* Other states account individually for less than 5% of the principal balance.

Receipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.